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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 28, 1999

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 1999-1
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             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                333-46893-01                  95-4438859
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(State or other jurisdiction       (Commission               (I.R.S. employer
     of incorporation)             file number)             identification no.)


350 SOUTH GRAND AVENUE, 52ND FLOOR
       LOS ANGELES, CALIFORNIA                                     90071
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(Address of principal executive offices)                        (ZIP Code)

                                 (213) 210-5000
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               Registrant's telephone number, including area code

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. Other Events

        This Current Report on Form 8-K is being filed for the purposes of filing (i) the consent of PricewaterhouseCoopers LLP, independent accountants to Financial Security Assurance ("FSA"), which will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 1999-1, Mortgage Pass-Through Certificates, Series 1999-1; and (ii) certain opinions of Stroock & Stroock & Lavan L.L.P., counsel to the Registrant.


        Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

        5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

        8.0     Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

        23.1    Consent of PricewaterhouseCoopers LLP

        23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AAMES CAPITAL CORPORATION


                                       By:  /s/ David A. Sklar
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                                            David A. Sklar
                                            Executive Vice President and
                                            Chief Financial Officer



        Dated: July 30, 1999


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                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibit
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5.1           Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
              Certificates

5.2           Opinion of Stroock & Stroock & Lavan LLP regarding the legality of
              Bonds

8             Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

23.1          Consent of PricewaterhouseCoopers LLP

23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)

        *Filed under cover of Form SE


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